Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes
The Company is incorporated in the Cayman Islands and conducts its primary business operations through subsidiaries and VIEs in the PRC. It also has intermediate holding companies in the BVI and Hong Kong. Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income nor capital gains. Additionally, upon payments of dividends by the Company to its shareholders, neither Cayman Islands nor BVI will impose withholding taxes. Under the Hong Kong tax laws, subsidiaries in Hong Kong are subject to the Hong Kong corporate income tax rate at 16.5% exempting foreign-derived income, and there are no withholding taxes in Hong Kong on remittance of dividends.
The Company’s subsidiaries, VIE and VIE’s subsidiaries in the PRC are subject to the statutory rate of 25%, in accordance with the Enterprise Income Tax law (the “EIT Law”), which was effective since January 1, 2008 except for the following entities eligible for preferential tax rates. In 2020, Nantong Runda qualified for the requirements of small and micro-sized enterprise, and its first one million yuan of annual taxable income was eligible for 75% reduction and the taxable income between one million yuan and three million yuan was eligible for 50% reduction. The applicable CIT rate is 20%. Hainan Quhuo, Haikou Chengtu and Hainan Xinying are enterprises registered in the Hainan free trade port and engaged in substantial business in encouraged industries and are therefore entitled to preferential tax rate of 15%. Beijing Quhuo, the VIE, meets the requirements of “high and new technology enterprise” (“HNTE”) and could enjoy the preferential tax rate of 15%. Beijing Quhuo obtained the HNTE certificate in December, 2020 and was subject to an enterprise income tax (“EIT”) rate of 15% from calendar years 2020 through 2022.
The Company recorded a provision from income taxes of RMB30,258 and RMB3,049 for the nine months ended September 30, 2020 and 2021, respectively. The income tax provision is primarily driven by nondeductible share-based compensation expenses and unbenefited losses from continuing operations. Furthermore, the Company’s effective tax rates from continuing operations were 171% and (3)% for the nine months ended September 30, 2020 and 2021, respectively. Changes in various permanent differences relative to our pre-tax income/loss from continuing operations had a favorable impact on the effective tax rate for the first nine months ended September 30, 2021 compared to the same period prior year.